Supplement Dated October 1, 2010
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Account JF-A

Ensemble Exec 2006	Ensemble Accumulator
Ensemble Exec	Ensemble Protector

Lincoln Life Flexible Premium Variable Account JF-C

Ensemble SL

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Ensemble II NY

This supplement outlines certain changes to your variable universal life insurance product prospectus.  It is for informational purposes only; no action is required on your part.
 Keep this supplement with your prospectus for future reference.

Changes to “INVESTMENT AND FIXED ACCOUNT OPTIONS” section of the prospectus:

Effective as of the close of business on October 1, 2010, the following information amends the “Investment Advisers and Objections for Each of the Funds”
section related to the LVIP Marsico International Growth Fund:

The LVIP Marsico International Growth Fund has changed its name following a change in manager.  It is now shown in the table of Portfolio Choices as:

Portfolio Choices
International Large Growth
Portfolio Name	Objective	Manager
LVIP MFS International Growth Fund (Standard Class)	Long-term capital appreciation.	MFS

SUPP-10.111